Execution Version

FIRST AMENDMENT TO THE
BRIDGE FINANCE FACILITY AGREEMENT

THIS FIRST AMENDMENT TO THE BRIDGE FINANCE FACILITY AGREEMENT (this “Amendment”) is dated July 30, 2007

BETWEEN:

BATTLE MOUNTAIN GOLD EXPLORATION CORP. AND
BMGX (BARBADOS) CORPORATION as Borrowers

OF THE FIRST PART

AND:

ROYAL GOLD, INC.
as Bridge Lender

OF THE SECOND PART

WHEREAS Borrowers and Bridge Lender are parties to that certain Bridge Finance Facility Agreement dated for reference March 28, 2007 (the “Credit Facility”; capitalized terms used herein and not otherwise defined herein having the definitions provided therefor in the Credit Facility);

WHEREAS Bridge Lender, Royal Battle Mountain, Inc., and Battle Mountain are parties to the Agreement and Plan of Merger, originally dated as of April 17, 2007, which is to be amended and restated simultaneously with this Amendment to the Credit Facility; and

WHEREAS Borrowers and Bridge Lender desire to enter into this Amendment, which amends the Credit Facility by (i) extending the Final Maturity Date from March 28, 2008 to June 6, 2008 and (ii) specifying the date upon which the Bridge Lender must provide notice in the event it elects to convert any or all amounts due to it under the Credit Facility into common stock of Battle Mountain.

NOW THEREFORE in consideration of the mutual covenants and agreements herein set forth and other good and valuable consideration, the receipt and sufficiency whereof is hereby acknowledged, the parties agree as follows:

1.        AMENDMENTS TO CREDIT FACILITY.

(a)	The text of section 1.1(30) shall be deleted in its entirety and replaced by the following:

	(30)	“Final Maturity Date” means June 6, 2008.

(b)	The text of section 1.1(59) shall be deleted in its entirety and replaced by the following:

	(59)	“Merger Agreement” means the Amended and Restated Agreement and Plan of Merger dated of even date herewith, by and among Royal Gold, Royal Battle Mountain, Inc. and Battle Mountain.

(c)	The text of section 2.3 shall be deleted in its entirety and replaced by the following:

At any time during the term of this Credit Facility, the Bridge Lender shall have the right to convert all or any portion of the Obligations into shares of Battle Mountain common stock at a conversion price equal to $.60 per share; provided that, the Bridge Lender must provide written notice on or before April 4, 2008 of its election to convert pursuant to this section 2.3.

2.        REPRESENTATIONS AND WARRANTIES. To induce Bridge Lender to enter into this Amendment, each of the Borrowers represents and warrants as follows, acknowledges that the Bridge Lender is relying thereon in entering into this Amendment, agrees that no investigation at any time made by or on behalf of the Bridge Lender shall diminish in any respect whatsoever its right to rely thereon, and agrees that all representations and warranties shall be valid and effective as of the date when given or deemed to have been given and to such extent shall survive the execution and delivery of this Amendment and the provision of the Credit Facility:

(a)

DUE AUTHORIZATION. The execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of Borrowers, this Amendment has been duly executed and delivered by Borrowers and this Amendment constitutes a valid and binding agreement of Borrowers, enforceable against Borrowers in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

(b)	NO DEFAULT. Immediately before and after giving effect to this Amendment and the consummation of the transactions contemplated hereby, no Default or Event of Default is in existence.

(c)

BRING-DOWN. The warranties and representations of Borrowers contained in the Credit Facility and the Credit Facility Documents are true and correct in all material respects as of the date hereof, with the same effect as though made on such date, except to the extent that such warranties and representations expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

3.	MISCELLANEOUS.

	(a)	EXPENSES. Each party to this Amendment shall be liable for their own costs and expenses incurred in connection herewith.

	(b)	GOVERNING LAW.

(1) Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Nevada.

(2) Submission to Jurisdiction. Each party hereby irrevocably submits to the jurisdiction of the courts of State of Nevada and Colorado in any action or proceeding arising out of or relating to this Amendment and hereby irrevocably agrees that all claims in respect of any such action or proceeding may be heard and determined in such courts. Each party hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. Each party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

(3) Non-Exclusive. Nothing in this section 3(b) shall affect the right of any party to serve legal process in any other manner permitted by Law or affect the right of a party to bring any action or proceeding against another party or its property in the courts of other jurisdictions.

(4) Trial by Jury. Each of the parties hereto, to the fullest extent permitted by Law, hereby waives its rights to a trial by jury.

(c)

COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument, and may be delivered by a party by facsimile or similar means of recorded communication.

(d)

SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and shall inure to the sole benefit of Borrowers and Bridge Lender and their respective successors and assigns in compliance with section 9.8 of the Credit Facility.

(e)

SEVERABILITY. The provisions of this Amendment are intended to be severable. If any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

(f)

FURTHER ASSURANCES. Each party to this Amendment shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as the other parties hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.

(g)

CONTINUATION OF CREDIT FACILITY. Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not serve to effect a novation as to the Credit Facility. The parties hereto expressly do not intend to extinguish the Credit Facility. Instead, it is the express intention of the parties hereto to reaffirm the indebtedness created under the Credit Facility which is evidenced by the Note and secured by the Collateral. The Credit Facility as amended hereby and each of the Credit Facility Documents remain in full force and effect.

(h)

CONSTRUCTION. Borrowers acknowledge that they have been represented by their own legal counsel in connection with the Credit Facility Documents and this Amendment, that they have exercised independent judgment with respect to the Credit Facility Documents and this Amendment, and that they have not relied on the Bridge Lender or its counsel for any advice with respect to the Credit Facility Documents or this Amendment.

(i)	CREDIT FACILITY DOCUMENT. This Amendment shall constitute a Credit Facility Document.

(execution page follows)

IN WITNESS WHEREOF the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWERS:

BATTLE MOUNTAIN GOLD EXPLORATION CORP.

By: /s/ Mark Kucher
Name: Mark Kucher
Title:   Chairman, Chief Executive Officer and President

BMGX (BARBADOS) CORPORATION

By: /s/ Mark Kucher
Name: Mark Kucher
Title:   Chairman, Chief Executive Officer and President

BRIDGE LENDER:

ROYAL GOLD, INC.

By: /s/ Tony Jensen
Name: Tony Jensen
Title:   President and Chief Executive Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO BRIDGE FINANCE FACILITY AGREEMENT